UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 2026

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Ansin Blvd., Suite A
Hallandale Beach,  FL 33009
(Address of principal executive offices and zip code)

(305) 560-5381
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 27, 2026, NextPlat Corp (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”).  At the Special Meeting, the reverse stock split, was approved, and each other matter submitted to a vote of the Company’s stockholders at the Special Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. A playback of the Special Meeting can be found at www.virtualshareholdermeeting.com/NXPL2026SM.

The number of shares of common stock that voted on matters presented at the Special Meeting was 15,510,728, representing approximately 57.5% of the 26,976,215 shares outstanding as of March 16, 2026, the record date for the Special Meeting.

The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Special Meeting are set forth below. The proposals are described in detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2026 (the “Proxy Statement”) and are incorporated herein by reference.

1.
Reverse Stock Split. The vote to consider and vote upon a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) to, at the discretion of our Board of Directors, effect one or more reverse stock splits (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.0001 per share (the “common stock”), including any common stock held by the Company as treasury shares, at any time prior to March 27, 2028, at a ratio of 1-for-5 to 1-for-50 (the “Range”) provided that the aggregate splits will not exceed 1-for-50, with the ratio within such Range to be determined at the discretion of our Board of Directors (or any of its delegated authorized persons) without further approval or authorization of our stockholders (such action is referred to herein as the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal” or “Proposal One”), was as follows:

Votes For	Votes Against	Abstentions
14,124,706	1,381,427	4,595

2.	Adjournment Proposal. The vote to authorize an adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal One (the “Adjournment Proposal” or “Proposal Two”) was as follows:

Votes For	Votes Against	Abstentions
14,140,750	1,301,884	68,094

Item 8.01 Other Events.

On March 27, 2026, the Company issued a press release announcing the approval of a 1-for-10 reverse stock split of the Company’s issued and outstanding common stock expected to become effective on or about April 6, 2026. The new CUSIP number for the Company’s common stock following the reverse stock split will be 68557F308. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 27, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ David Phipps
	Name:	David Phipps
	Title:	Chief Executive Officer

Dated: March 27, 2026

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